                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 26, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New York                    333-118975                13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                 270 Park Avenue
                 New York, New York                                      10167
--------------------------------------------------------------------------------
                 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 8.01.   Other Events.

             Attached as Exhibit 99.1 is the Structural and Collateral Term
Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Deutsche
Bank Securities Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2005-LDP2 (the "Offered Certificates").

             The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No.
333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration
Statement.

             The Structural and Collateral Term Sheet was prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

       (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

(99.1)                                Structural and Collateral Term Sheet
                                      prepared by J.P. Morgan Securities Inc.,
                                      ABN AMRO Incorporated, Nomura Securities
                                      International, Inc. and Deutsche Bank
                                      Securities Inc. in connection with certain
                                      classes of the J.P. Morgan Chase
                                      Commercial Mortgage Securities Corp.,
                                      Commercial Mortgage Pass-Through
                                      Certificates, Series 2005-LDP2.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2005

                                           J.P. MORGAN CHASE COMMERCIAL
                                           MORTGAGE SECURITIES CORP.

                                           By: /s/ Charles Y. Lee
                                               ---------------------------------
                                               Name:  Charles Y. Lee
                                               Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

(99.1)             Structural and Collateral Term Sheet                 E
                   prepared by J.P. Morgan Securities Inc.,
                   ABN AMRO Incorporated, Nomura Securities
                   International, Inc. and Deutsche Bank
                   Securities Inc. in connection with certain
                   classes of the J.P. Morgan Chase
                   Commercial Mortgage Securities Corp.,
                   Commercial Mortgage Pass-Through
                   Certificates, Series 2005-LDP2.